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                                                                Exhibit (a) (13)

                                   THE GALAXY FUND
                           (A Massachusetts Business Trust)

                       CERTIFICATE OF CLASSIFICATION OF SHARES

     I, W. Bruce McConnel, III, do hereby certify as follows:

     (1)   That I am the duly elected Secretary of The Galaxy Fund ("Galaxy");

     (2) That in such capacity I have examined the record of actions taken by the Board of Trustees of Galaxy at a Regular Meeting of the Board held on December 4, 1997 (the "Meeting");

     (3) That the following resolutions were duly adopted at the Meeting by the Board of Trustees of Galaxy:


     1. CREATION OF TWO SERIES OF CLASS Y SHARES REPRESENTING INTERESTS IN THE NEW JERSEY MUNICIPAL BOND FUND.

               RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class Y shares, consisting of two separate series of shares of beneficial interest designated as Class Y
          - Series 1 shares and Class Y - Series 2 shares, both series representing interests in the New Jersey Municipal Bond Fund;

               FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class Y - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class Y - Series 2 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class Y shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class Y shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class Y - Series 1 share and Class Y - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof,


                                         -1-
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          including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class Y - Series 1 share and Class Y
          - Series 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class Y shares (irrespective of series designation); and

               FURTHER RESOLVED, that each Class Y - Series 1 share and each Class Y - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class Y share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class Y shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class Y shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

          (1) only Class Y - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class Y - Series 1, as well as any other expenses and liabilities directly attributable to Class Y - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

          (2) only Class Y - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class Y - Series 2, as well as any other expenses and liabilities directly attributable to Class Y - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;


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          (3)  Class Y - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class Y shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class Y other than Class Y - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (4) Class Y - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class Y shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class Y other than Class Y - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (5) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class Y - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class Y - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class Y - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class Y -Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class Y -
          Series 1 shares; and

          (6) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class Y - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class Y -


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          Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class Y - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class Y -Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class Y - Series 2 shares; and

          (7) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class Y - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class Y - Series 1 shares, such shares shall be entitled to vote, and in such case, Class Y - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

          (8) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class Y - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class Y - Series 2 shares, such shares shall be entitled to vote, and in such case, Class Y - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.


     2. CREATION OF THREE SERIES OF CLASS Z SHARES REPRESENTING INTERESTS IN THE MIDCAP EQUITY FUND.

               RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized


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          and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class Z shares, consisting of three separate series of shares of beneficial interest designated as Class Z - Series 1 shares, Class Z - Series 2 shares and Class Z - Series 3 shares, all series representing interests in the MidCap Equity Fund;

               FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class Z - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class Z - Series 2 shares and Class Z - Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class Z shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class Z shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class Z - Series 1 share, Class Z - Series 2 share and Class Z - Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class Z - Series 1 share, each Class Z - Series 2 share and each Class Z - Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class Z shares (irrespective of series designation) except that:

          (a)  with respect to Class Z - Series 3 shares, the first sentence of
          Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

          To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sale charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

          (b) Class Z - Series 3 shares shall be convertible into Class Z - Series 2 shares on the basis of the relative net asset values of the shares converted and the shares into which such shares are converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the trustees from time to time in connection with the sale and issuance of such shares;

               FURTHER RESOLVED, that each Class Z - Series 1 share, each
          Class Z - Series 2 share and each Class Z -Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class Z share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class Z shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class Z shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

          (a) only Class Z - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class Z - Series 1, as well as any other expenses and liabilities directly attributable to Class Z - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (b) only Class Z - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class Z - Series 2, as well as any other expenses and liabilities directly attributable to Class Z - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (c) only Class Z - Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class Z - Series 3, as well as any other expenses and liabilities directly attributable to Class Z - Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (d) Class Z - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class Z shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class Z other than Class Z - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (e) Class Z - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class Z shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class Z other than Class Z - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (f) Class Z - Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class Z shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class Z other than Class Z - Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class Z - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class Z - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class Z - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class Z -Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class Z - Series 1 shares;

          (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class Z - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class Z - Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class Z - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class Z -Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class Z -
          Series 2 shares;

          (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class Z - Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class Z -

          Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class Z - Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class Z -Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class Z - Series 3 shares;

          (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class Z - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class Z - Series 1 shares, such shares shall be entitled to vote and, in such case, Class Z - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

          (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class Z - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class Z - Series 2 shares, such shares shall be entitled to vote and, in such case, Class Z - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

          (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy,

          Class Z - Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class Z - Series 3 shares, such shares shall be entitled to vote and, in such case, Class Z - Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.


     3. CREATION OF THREE SERIES OF CLASS AA SHARES REPRESENTING INTERESTS IN THE SPECIAL EQUITY FUND.

               RESOLVED, that pursuant to Section 5.1 of Galaxy's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class AA shares, consisting of three separate series of shares of beneficial interest designated as Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares, all series representing interests in the Special Equity Fund;

               FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class AA - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class AA - Series 2 shares and Class AA - Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class AA shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class AA shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class AA - Series 1 share, Class AA - Series 2 share and Class AA - Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class AA - Series 1 share, Class AA - Series 2 share and Class AA - Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class AA shares (irrespective of series designation) except that:

          (a)  with respect to Class AA - Series 3 shares, the first sentence of
          Section 5.1B(9) of Galaxy's Declaration of Trust shall not apply, and the following shall apply instead:

          To the extent of the assets of the Trust legally available for such redemptions, a Shareholder of the Trust shall have the right to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to the classes with the same alphabetical designation as such class at a redemption price equal to the net asset value per Share for such Shares being redeemed next determined after receipt of a request to redeem in proper form as determined by the Trustees, less such deferred sale charge, redemption fee or other charge, if any, as may be fixed by the Trustees, subject to the right of the Trustees to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law.

          (b) Class AA - Series 3 shares shall be convertible into Class AA - Series 2 shares on the basis of the relative net asset values of the shares converted and the shares into which such shares are converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the trustees from time to time in connection with the sale and issuance of such shares;

               FURTHER RESOLVED, that each Class AA - Series 1 share, each
          Class AA - Series 2 share and each Class AA - Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class AA share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class AA shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class AA shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust;

          PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

          (a) only Class AA - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class AA - Series 1, as well as any other expenses and liabilities directly attributable to Class AA - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (b) only Class AA - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class AA - Series 2, as well as any other expenses and liabilities directly attributable to Class AA - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (c) only Class AA - Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class AA - Series 3, as well as any other expenses and liabilities directly attributable to Class AA - Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

          (d) Class AA - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class AA shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class AA other than Class AA - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (e) Class AA - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class AA shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class AA other than Class AA - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (f) Class AA - Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class AA shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class AA other than Class AA - Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

          (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class AA - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class AA - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class AA - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class AA -Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class AA - Series 1 shares;

          (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class AA - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class AA - Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case,

          Class AA - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class AA -Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class AA - Series 2 shares;

          (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class AA - Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class AA - Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class AA - Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class AA -Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class AA - Series 3 shares;

          (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class AA - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class AA - Series 1 shares, such shares shall be entitled to vote and, in such case, Class AA - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

          (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class AA - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class AA - Series 2 shares, such shares shall be entitled to vote and, in such case, Class AA - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

          (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class AA - Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class AA - Series 3 shares, such shares shall be entitled to vote and, in such case, Class AA - Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

          The foregoing resolutions remain in full force and effect as of the date hereof.


                                   /s/ W. Bruce McConnel, III
                                   ---------------------------
                                   W. Bruce McConnel, III
                                   Secretary

Dated:  December 4, 1997

Subscribed and sworn to before
me this 4th day of December, 1997

/s/ Dorothea A. Natale
----------------------
Notary Public or Commissioner of Deeds
My Commission Expires: September 4, 2000


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